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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

First Busey Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-15959 (Commission File Number)	37-1078406 (I.R.S. Employer Identification No.)

201 W. Main St.
Urbana, Illinois 61801
(Address of principal executive offices) (Zip code)

(217) 365-4516
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        On September 21, 2009, the Company filed a Preliminary Prospectus Supplement relating to the underwritten public offering of its common stock in which the Company disclosed the risk factors relating to its business and common stock that are included in Exhibit 99.1 and incorporated into this Item 8.01 by reference. Such risk factors update and supersede the risk factors discussed in Part I under the caption "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Forward-Looking Statement

        Certain statements contained in this Form 8-K that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements are covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements, which are based on certain assumptions and estimates describe the Company's future plans, strategies and expectations, can generally be identified by the use of the words "may," "will," "should," "could," "would," "goal," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," "target," "aim" and similar expressions. These forward-looking statements include statements relating to the Company's projected growth, anticipated future financial performance, financial condition, credit quality and management's longterm performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, the Company's business and growth strategies and any other statements that are not historical facts.

        These forward-looking statements are subject to significant risks, assumptions and uncertainties, and could be affected by many factors. Factors that could have a material adverse effect on the Company's financial condition, results of operations and future prospects can be found under Item 1A "Risk Factors" in the Annual Report on Form 10-K for the year ended December 31, 2008 and in the Risk Factors included in Exhibit 99.1 to this Form 8-K. These factors include, but are not limited to, the following: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets; (ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect general economic conditions, including agricultural production and demand and prices for agricultural goods and land used for agricultural purposes, generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's review of its loan portfolio, the review of the Company's credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) the risk that the Company's deferred tax assets could be reduced if estimates of future taxable income from operations and tax planning strategies are less than currently estimated, and sales of the Company's capital stock in the underwritten public offering described herein and/or other transfers of the Company's capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes.

        Because of those risks and other uncertainties, the Company's actual future results, performance or achievement, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, the Company's past results of operations are not necessarily indicative of its future results. You should not place undue reliance on any forward-looking statements, which speak only as of the dates on which they were made. The Company is not undertaking an obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under federal securities law. The Company qualifies all of its forward-looking statements by these cautionary statements.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

  99.1
  Risk Factors

 Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2009	FIRST BUSEY CORPORATION
	By:	/s/ VAN DUKEMAN
	Name:	Van Dukeman
	Title:	Chief Executive Officer

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  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
Signature